Net financial expenses	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Net financial expenses

6.	Net financial expenses
The following table summarizes the Company’s financial income and expenses, included within Net financial expenses:

	Years ended December 31,
	2021	2020	2019
	(€ million)
Interest income and other financial income	€188	€108	€135

Financial expenses:
Interest expense and other financial expenses:	545	178	140
Interest expense on notes	182	97	54
Interest expense on borrowings from bank	77	16	35
Other interest cost and financial expenses	286	65	51
Interest on lease liabilities	56	13	16
Write-down of financial assets	10	16	5
Net interest expense/(income) on employee benefits provisions	169	(8)	2
Total Financial expenses	780	199	163
Net expenses from derivative financial instruments and exchange rate differences	142	3	96
Total Financial expenses and Net expenses from derivative financial instruments and exchange rate differences	922	202	259

Net Financial expenses	€734	€94	€124

Interest income and other financial income for the year ended December 31, 2020 includes a benefit of €57 million resulting from the remeasurement of the financial liability recognized upon the commitment to repurchase 30.7 million Groupe PSA shares from Dongfeng Group in the context of the merger with FCA. Dongfeng Group (DFG) agreed to sell, and Groupe PSA agreed to buy, 30.7 million shares prior to closing of the merger. At the date of commitment, December 17, 2019, a financial liability of €685 million was initially recognized against retained earnings. Subsequently, as at December 31, 2019, it was remeasured to €668 million against Net financial expenses for €17 million. The agreement was subsequently amended on December 15, 2020 when the outstanding amount of 20.7 million shares were cancelled and no obligation to repurchase shares from DFG was in place at December 31, 2020.